EXHIBIT 10.9

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

         THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (this "SECURITY AGREEMENT") dated as of December 9, 2004, is made by EASYLINK SERVICES CORPORATION, a Delaware corporation ("ASSIGNOR"), in favor of WELLS FARGO FOOTHILL, INC., a California corporation (together with its successors and assigns, "ASSIGNEE").

                              W I T N E S S E T H:

         WHEREAS, Assignor and certain of its Subsidiaries (each a "BORROWER" and collectively, the "BORROWERS") and Assignee are parties to that certain Credit Agreement of even date herewith (as the same may be amended, supplemented or modified from time to time, the "CREDIT AGREEMENT"), which provides for Assignee to make certain loans to Borrowers.

         NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor (intending to be legally bound hereby) agrees as follows:

                  1. Incorporation of Credit Agreement. The Credit Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

                  2. Security Interest in Intellectual Property. To secure the complete satisfaction and payment when due or declared due of all Obligations (as defined in the Credit Agreement), Assignor hereby grants to Assignee, for the benefit of the Assignee and the Bank Product Providers, a first priority perfected security interest and lien having priority over all other security interests and liens, with power of sale, upon the occurrence of an Event of Default (as defined in the Credit Agreement), all of Assignor's right, title and interest in and to all of the following now owned and existing and hereafter arising, created or acquired property (collectively, the "INTELLECTUAL PROPERTY"):

         (i) patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, and those patents listed on Exhibit A attached hereto and hereby made a part hereof, and (a) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (b) all income, royalties, damages, proceeds and payments now and hereafter due or payable under or with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing patents and applications, together with the items described in clauses (a)-(d) of this subsection 2(i), are sometimes hereinafter referred to individually as a "PATENT" and, collectively, as the "PATENTS");

         (ii) trademarks, trademark registrations, trademark applications, trade names and tradestyles, brand names, service marks, service mark registrations and service mark applications, including, without limitation, the trademarks, trade names, brand names, service marks and applications and registrations thereof listed on Exhibit B attached hereto and hereby made a part hereof, and
(a) all renewals or extensions thereof, (b) all income, royalties, proceeds, damages and payments now and hereafter due or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing trademarks, trade names and tradestyles, brand names, service marks and applications and registrations thereof, together with the items described in clauses (a)-(d) of this subsection 2(ii), are sometimes hereinafter referred to individually as a "TRADEMARK" and, collectively, as the "TRADEMARKS");


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         (iii) rights under or interests in any patent, trademark, or copyright license agreements with any other Person (to the extent such license agreements may be assigned without violating the terms of any such license agreement; provided that each such license agreement shall be deemed automatically assigned to Assignee as security and Assignor shall execute any and all documents that Assignee may from time to time request relating thereto at such time as any such restriction shall no longer be applicable) with respect to any of the Intellectual Property or any other patent, trademark, service mark or any application or registration thereof or any other trade name or tradestyle between Assignor and any other Person, whether Assignor is a licensor or licensee under any such license agreement, including, without limitation, the licenses listed on Exhibit C attached hereto and hereby made a part hereof (all of the foregoing license agreements and Assignor's rights thereunder are referred to collectively as the "LICENSES");

         (iv) the goodwill of Assignor's business connected with and symbolized by the Trademarks;

         (v) copyrights, copyright registrations and copyright applications, used in the United States and elsewhere, including, without limitation, the copyright registrations and copyright applications listed on Exhibit D attached hereto and made a part hereof, and (a) renewals or extensions thereof, (b) all income, royalties, proceeds, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing copyrights, copyright registrations and copyright applications, together with the items described in clauses (a)-(d), are sometimes hereinafter individually and/or collectively referred to as the "COPYRIGHTS"); and

         (vi) all trade secrets, formulas, processes, devices, know-how, or compilations of information (including technical information and non-technical information such as customer lists and marketing plans), collectively referred to as trade secrets, which are not available to others and which are maintained as confidential by Assignor, and the right to prevent misappropriation and unauthorized disclosures thereof and all rights corresponding thereto throughout the world (all of the foregoing trade secrets and associated rights are sometimes hereinafter individually and/or collectively referred to as the "TRADE SECRETS").

                  3. Representations and Warranties. Assignor hereby represents and warrants to Assignee for the benefit of the Assignee and the Bank Product Providers, which representations and warranties shall survive the execution and delivery of this Security Agreement, that:



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         (i) None of the Intellectual Property material to the Assignor's business has been adjudged invalid or unenforceable nor has any such Intellectual Property been cancelled, in whole or in part, and each such Intellectual Property is presently subsisting;

         (ii) None of the Intellectual Property material to the Assignor's business infringes upon the rights or property of any other Person or is currently being challenged in any way, and there are no pending or, to the knowledge of the Assignor, threatened claims, litigation, proceedings or other investigations regarding any of the Intellectual Property;

         (iii) Each of the Intellectual Property material to the Assignor's business is valid and enforceable, and the Assignor has adopted adequate precautions to protect its Trade Secrets from unauthorized or accidental disclosure;

         (iv) Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Intellectual Property material to the Assignor's business, free and clear of any liens, security interests, mortgages, charges and encumbrances, including, without limitation, licenses, consent-to-use agreements, shop rights and covenants by Assignor not to sue third Persons;

         (v) Assignor has adopted, used and is currently using all of the Trademarks, and Assignor's use thereof does not infringe the intellectual property rights of any person or entity;

         (vi) Assignor has no notice or knowledge of any suits or actions commenced or threatened with reference to or in connection with any of the Intellectual Property material to the Assignor's business;

         (vii) Assignor has the unqualified right to execute and deliver this Security Agreement and perform its terms, this Security Agreement has been executed and delivered by a duly authorized officer of Assignor, and this Security Agreement is a legally enforceable obligation of Assignor;

         (viii) No trademark opposition or cancellation proceedings have ever been filed with the United States Patent and Trademark Office against any of the Trademarks; and

         (ix) The Licenses, complete copies of which have been provided to Assignor, are valid and binding agreements, enforceable in accordance with their terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws from time to time in effect). Each of the Licenses is in full force and effect and has not been amended or abrogated and there is no default under any of the Licenses.

                  4. Restrictions on Future Agreements. Assignor agrees that until all Obligations shall have been satisfied and paid in full and the Credit Agreement shall have been terminated, Assignor shall not, without the prior written consent of Assignee, sell, transfer, mortgage, convey, dispose, encumber or assign any or all of, or grant any license or sublicense under (other than non-exclusive licenses in the ordinary course of business), the Intellectual Property, or enter into any other agreement with respect to the Intellectual Property, and Assignor further agrees that it shall not take any action or permit any action to be taken by others subject to its control, including, without limitation, licensees or sublicensees, or fail to take any action, which would adversely affect the validity or enforcement of the rights provided or transferred to Assignee under this Security Agreement.



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                  5. New Intellectual Property. Assignor hereby represents and warrants to Assignee for the benefit of the Assignee and the Bank Product Providers that the Intellectual Property listed on Exhibits A, B, C, and D, respectively, constitute all of the Intellectual Property material to the Assignor's business and now owned by Assignor. If, before all Obligations shall have been satisfied in full or before the Credit Agreement has been terminated, Assignor shall (i) become aware of any existing Intellectual Property material to the Assignor's business of which Assignor has not previously informed Assignee, (ii) obtain rights to any new patentable inventions or other Intellectual Property material to the Assignor's business, or (iii) become entitled to the benefit of any Intellectual Property material to the Assignor's business which benefit is not in existence on the date hereof, the provisions of this Security Agreement above shall automatically apply thereto and Assignor shall give to Assignee prompt written notice thereof. Assignor hereby authorizes Assignee to modify this Security Agreement by amending Exhibits A, B, C, and D, as applicable, to include any such Intellectual Property, and to file or refile this Security Agreement with the U.S Patent and Trademark Office and U.S. Copyright Office. Assignor agrees to execute and deliver any and all documents and instruments necessary or advisable to record or preserve Assignee's interest in all Intellectual Property added to Exhibits A, B, C, and D pursuant to this Section.

                  6. Royalties; Terms; Rights Upon Default. The term of this Security Agreement shall extend until the earlier of (i) the expiration of all of the respective Intellectual Property collaterally assigned hereunder, and (ii) the indefeasible payment in full of all Obligations and the termination of the Credit Agreement. Assignor agrees that upon the occurrence and during the continuance of an Event of Default, the use by Assignee for the benefit of the Assignee and the Bank Product Providers of all Intellectual Property shall be worldwide and as extensive as the rights of Assignor to use such Intellectual Property, and without any liability for royalties or other related charges from Assignee or the Bank Product Providers to Assignor. Upon the occurrence and during the continuance of any Event of Default, Assignor hereby authorizes: (a) the Commissioner of Patents and Trademarks, United States Patent and Trademark Office (or as appropriate, such equivalent agency in foreign countries), to issue any and all Patents to Assignee for the benefit of the Assignee and the Bank Product Providers as assignee of Assignor's entire interest therein; (b) the Register of Copyrights, United States Copyright Office (or as appropriate, such equivalent agency in foreign countries), to issue any and all certificates of registration or renewal for all of the Copyrights to Assignee for the benefit of the Assignee and the Bank Product Providers as assignee of Assignor's entire interest therein; and (c) the Commissioner of Patents and Trademarks, United States Patent and Trademark Office (or as appropriate, such equivalent agency in foreign countries) to issue any and all certificates of registration or renewal for all of the Trademarks to Assignee for the benefit of the Assignee and the Bank Product Providers as assignee of Assignor's entire interest therein and in the goodwill of Assignor's business connected therewith and symbolized thereby.



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                  7. Assignee's Right to Inspect; Trademark Quality Control.
         Assignee shall have the right, at any time and from time to time with prior notice (unless an Event of Default has occurred and is continuing, in which case prior notice shall not be required) and, during normal business hours and prior to payment in full of all Obligations and termination of the Credit Agreement, to inspect Assignor's premises and to examine Assignor's books, records and operations, including, without limitation, Assignor's quality control processes. Assignor agrees (i) to maintain the quality of any and all products in connection with which the Trademarks are used, consistent with the quality of said products as of the date hereof and (ii) to provide Assignee, upon Assignee's reasonable request from time to time, with a certificate of an officer of Assignor certifying Assignor's compliance with the foregoing. Upon the occurrence and during the continuance of an Event of Default, Assignor agrees that Assignee, or a conservator appointed by Assignee, shall have the right to establish such additional product quality controls as Assignee, or said conservator, in its sole judgment, may deem necessary to assure maintenance of the quality of products sold by Assignor under the Trademarks. The foregoing notwithstanding, unless and until an Event of Default shall have occurred, Assignee agrees to hold confidential and not disclose or use any non-public information regarding any Patent, Trademark or License unless such disclosure is required by applicable law or court order. This obligation shall survive the termination of this Agreement, the release of the security interest herein and such reassignment of the Intellectual Property, as applicable, unless such termination is due to an Event of Default.

                  8. Release of Security Agreement. Upon the payment and performance in full in cash of the Obligations, including the cash collateralization, expiration or cancellation of all Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Credit Agreement, this Security Agreement shall terminate, and Assignee shall execute and deliver such documents and instruments and take such further action reasonably requested by Assignor, at Assignor's expense, as shall be necessary to evidence termination of the security interest granted by Assignor to Assignee for the benefit of the Assignee and the Bank Product Providers hereunder.

                  9. Intentionally Omitted.

                  10. Duties of Assignor. Assignor shall have the duty to the extent commercially reasonable and in Assignor's good faith business judgment: (i) to file and prosecute diligently any patent, trademark or service mark applications pending as of the date hereof or hereafter until all Obligations shall have been paid in full and the Credit Agreement has been terminated, (ii) to make application on unpatented but patentable inventions and on trademarks and service marks, (iii) to preserve and maintain all rights in the Intellectual Property (including, but not limited to, with respect to Trademarks, the filing of affidavits of use and, incontestability, where applicable, under ss.ss.8 and 15 of the Lanham Act (15 U.S.C. ss. 1058, 1065) and renewals and, to the extent commercially reasonable, initiating opposition or cancellation proceedings or litigation against users of the same or confusingly similar marks who seriously threaten the validity or rights of Assignor in its Trademarks), and (iv) to ensure that the Intellectual Property is and remains enforceable. Any and all costs and expenses incurred in connection with Assignor's obligations under this Section 10 shall be borne by Assignor. Assignor shall not knowingly or unreasonably abandon any right to file a patent, trademark or service mark application, or abandon any pending patent application, or any other Intellectual Property, without the prior written consent of Assignee.



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                  11. Assignee's Right to Sue. After an Event of Default,
         Assignee for the benefit of the Assignee and the Bank Product Providers shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Intellectual Property, and, if Assignee shall commence any such suit, Assignor shall, at the request of Assignee, do any and all lawful acts and execute any and all proper documents and instruments reasonably required by Assignee for the benefit of the Assignee and the Bank Product Providers in aid of such enforcement and Assignor shall promptly, upon demand, reimburse and indemnify Assignee for all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by Assignee (for the benefit of the Assignee and the Bank Product Providers) in the exercise of its rights under this Section 11.

                  12. Waivers. No course of dealing between Assignor and Assignee, nor any failure to exercise, nor any delay in exercising, on the part of Assignee, any right, power or privilege hereunder or under the Credit Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  13. Severability. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

                  14. Modification. This Security Agreement cannot be altered, amended or modified in any way, except as specifically provided in
         Section 5 hereof or by a writing signed by the Assignor and the Assignee.

                  15. Cumulative Remedies; Power of Attorney; Effect on Credit Agreement. All of Assignee's rights and remedies with respect to the Intellectual Property (for the benefit of the Assignee and the Bank Product Providers), whether established hereby or by the Credit Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Assignor hereby authorizes Assignee for the benefit of the Assignee and the Bank Product Providers upon the occurrence of an Event of Default, to make, constitute and appoint any officer or agent of Assignee as Assignee may select, in its sole discretion, as Assignor's true and lawful attorney-in-fact, with power to, for the benefit of the Assignee and the Bank Product Providers, (i) endorse Assignor's name on all applications, documents, papers and instruments necessary or desirable for Assignee in the use of the Intellectual Property, or (ii) take any other actions with respect to the Intellectual Property as Assignee deems to be in the best interest of Assignee, or (iii) grant or issue any exclusive or non-exclusive license under the Intellectual Property to any person or entity, or (iv) assign, pledge, sell, convey or otherwise transfer title in or dispose of any of the Intellectual Property to any person or entity. Assignor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney being coupled with an interest shall be irrevocable until all Obligations shall have been paid in full and the Credit Agreement has been terminated. Assignor acknowledges and agrees that this Security Agreement is not intended to limit or restrict in any way the rights and remedies of Assignee under the Credit Agreement but rather is intended to facilitate the exercise of such rights and remedies. Assignee shall have, in addition to all other rights and remedies given it by the terms of this Security Agreement and the Credit Agreement, all rights and remedies allowed by law, in equity, and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in New York.



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

                  16. Indemnification. Assignor hereby agrees to and shall defend, indemnify, save, and hold Assignee and the Bank Product Providers and each of their respective officers, directors, employees, affiliates, and agents harmless from and against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any person or entity arising out of or relating to this Security Agreement or the transactions contemplated hereby, and (b) all costs, expenses, charges, penalties, damages, and losses (including, without limitation, reasonable attorneys' fees and out-of-pocket costs and expenses) in any way suffered, incurred, or paid by Assignee (on behalf of the Assignee and/or the Bank Product Providers) as a result of or in any way arising out of, following, or consequential to this Security Agreement or the transactions contemplated hereby, except for any demands, claims, liabilities and losses suffered or incurred by Assignee or any Bank Product Provider because of its willful misconduct or gross negligence. The indemnification obligations of Assignor provided hereby shall survive the termination of this Security Agreement and the Credit Agreement.

                  17. Binding Effect; Benefits. This Security Agreement shall be binding upon Assignor and its respective successors and assigns, and shall inure to the benefit of Assignee, its successors, nominees and assigns; provided, however, Assignor shall not assign this Security Agreement or any of Assignor's obligations hereunder without the prior written consent of Assignee.

                  18. Governing Law. This Security Agreement shall be governed by, enforced and construed in accordance with the internal laws of the State of New York, without regard to choice of law or conflict of law principles.

                  19. Headings; Counterparts. Paragraph headings used herein are for convenience only and shall not modify the provisions which they precede. This Security Agreement may be signed in one or more counterparts, but all of such counterparts shall constitute and be deemed to be one and the same instrument. Any fax signature shall be deemed to be as legally enforceable and effective as a signed original.

                  20. Further Assurances. Assignor agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as Assignee shall reasonably request from time to time in order to carry out the purpose of this Security Agreement and agreements set forth herein. Assignor acknowledges that a copy of this Security Agreement will be filed by the Assignee with the United States Patent and Trademark Office and, if applicable, the United States Copyright Office, at the sole cost and expense of Assignor.

                  21. Intentionally Omitted.



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                  22. Foreign Patents, Copyrights and Trademarks. Upon the
         request of Assignee at any time or from time to time, and at the sole cost and expense (including, without limitation, reasonable attorneys' fees) of Assignor, Assignor shall take all actions and execute and deliver any and all instruments, agreements, assignments, certificates and/or documents, reasonably required by Assignee to collaterally assign any and all of Assignor's foreign patent, copyright and trademark registrations and applications now owned or hereafter acquired to and in favor of Assignee. Upon the execution and delivery of any such collateral assignments or documents, the terms "Patents", "Copyrights", and "Trademarks" as used herein shall automatically be deemed amended to include such foreign patent, copyright and trademark registrations and applications without any action required by any person or entity.

                  23. VENUE: JURY TRIAL WAIVER. (a) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS SECURITY AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN A COURT OF COMPETENT JURISDICTION LOCATED IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, OR, AT THE SOLE OPTION OF ASSIGNEE, IN ANY OTHER COURT IN WHICH ASSIGNEE SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY.

         (b) TO THE FULLEST EXTENT PERMITTED BY LAW, AND AS SEPARATELY BARGAINED FOR CONSIDERATION TO ASSIGNEE, ASSIGNOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY (WHICH ASSIGNEE ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR OTHERWISE RELATING TO THIS SECURITY AGREEMENT. ASSIGNOR HEREBY EXPRESSLY ACKNOWLEDGES THE INCLUSION OF THIS JURY TRIAL WAIVER AND ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH INDEPENDENT LEGAL COUNSEL REGARDING ITS MEANING.

                            [Signature Page Follows]



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         IN WITNESS WHEREOF, Assignor has duly executed this Intellectual
Property Security Agreement in favor of Assignee, as of the date first written above.

                                       EASYLINK SERVICES CORPORATION


ATTEST:                                By: s/Thomas F. Murawski
------                                     -------------------------------------
                                       Name: Thomas F. Murawski
By: s/David Ambrosia                   Its:  President & Chief Executive Officer
--------------------
Name: David Ambrosia
Its:  Secretary


Agreed and Accepted as of this
9th, day of December, 2004


WELLS FARGO FOOTHILL, INC.


By:   s/Brent Shay
      --------------
Name: Brent Shay
Its:  Vice President